Exhibit 99.1

FOR IMMEDIATE RELEASE

Contacts:

Phone: 770-419-3355	/ Lynn Lewis
CryoLife D. Ashley Lee Executive Vice President, Chief Financial Officer and Chief Operating Officer Phone: 770-419-3355	Gilmartin Group LLC Greg Chodaczek / Lynn Lewis Phone: 646-924-1769 investors@cryolife.com

CryoLife Reports Fourth Quarter and Full Year 2019 Financial Results

Fourth Quarter and Recent Business Highlights:

•

Total revenues were $69.7 million in the fourth quarter of 2019, reflecting year over year growth of 3% and a 4% increase on a non-GAAP constant currency basis, both compared to the fourth quarter of 2018

o	On-X® revenues increased 18%, and 18% on a non-GAAP constant currency basis, both compared to the fourth quarter of 2018
o

JOTEC® revenues decreased 4% and increased less than 1% on a non-GAAP constant currency basis, both compared to the fourth quarter of 2018; excluding OEM, JOTEC revenues were flat and increased 4% on a constant currency basis compared to the fourth quarter of 2018

•	Net loss was ($681,000), or ($0.02) per fully diluted common share; non-GAAP net income was $3.8 million, or $0.10 per fully diluted common share
•	Received approval to commence our PROACT Xa trial
•	Granted European approval for two next generation JOTEC products
•	Entered into a distribution agreement with Misonix for NeoPatch®

ATLANTA, GA – (February 13,  2020) – CryoLife, Inc. (NYSE: CRY),  a leading cardiac and vascular surgery company focused on aortic disease, announced today its financial results for the fourth quarter and full year ended December 31, 2019.

“The fourth quarter was marked by significant progress on our key initiatives, highlighted by European approvals for two next generation JOTEC products, E-nside and E-nya, the approval to commence the PROACT Xa trial to study the use of Eliquis® with the On-X Aortic Valve, the initial launch of NEXUS™ into select European markets, as well as our collaboration with Misonix,” said Pat Mackin, Chairman, President, and Chief Executive Officer.  “Additionally, we anticipate the approval for E-vita OPEN  NEO in the first quarter of 2020, and we continue to increase JOTEC and vascular tissue supply.  The full launch in 2020 of three next generation JOTEC products and NEXUS, as well as the commencement of the PROACT Xa trial, positions us well to deliver high single-digit revenue growth over the next several years.”

Fourth Quarter 2019 Financial Results

Total revenues for the fourth quarter of 2019 were $69.7 million, reflecting growth of 3%, and 4% on a non-GAAP constant currency basis, both compared to the fourth quarter of 2018.  The non-GAAP constant currency increase was driven by revenue growth from On-X, tissue processing, and JOTEC, excluding JOTEC OEM.

Net loss for the fourth quarter of 2019 was ($681,000), or ($0.02) per fully diluted common share, compared to a net loss of ($776,000), or ($0.02) per fully diluted common share for the fourth quarter of 2018.  Non-GAAP net income for the fourth quarter of 2019 was $3.8 million, or $0.10 per fully diluted common share, compared to non-GAAP net income of $1.9 million, or $0.05 per fully diluted common share for the fourth quarter of 2018.

Full Year 2019 Financial Results

Total revenues for 2019 were $276.2 million, reflecting growth of 5% on a reported basis and 7% on a non-GAAP constant currency basis compared to 2018.  The increase was driven by growth in the On-X, BioGlue and JOTEC product lines as well as the tissue processing business.  For 2019, On-X and JOTEC non-GAAP constant currency revenues increased by 12% and 9%, respectively, versus 2018.

Net income for 2019 was $1.7 million or $0.05 per share compared to a net loss of ($2.8) million or ($0.08) per share for 2018.  Non-GAAP net income for 2019 was $11.7 million, or $0.31 a share compared to non-GAAP net income of $9.6 million, or $0.26 per share in 2018.

The independent registered public accounting firm’s audit report with respect to the Company’s fiscal year-end financial statements will not be issued until the Company completes its annual report on Form 10-K, including its evaluation of the effectiveness of internal controls over financial reporting.  Accordingly, the financial results reported in this earnings release are preliminary pending completion of the audit.

2020 Financial Outlook

CryoLife expects constant currency revenue growth of between 6.3% and 8.5% for the full year of 2020 compared to 2019.  Assuming a Euro/USD exchange rate of 1.10, revenues are expected to be in the range of $292 million to $298 million.  Our 2020 revenue guidance assumes no contribution during 2020 from BioGlue® in China, PerClot® in the U.S., or TMR handpieces.

Non-GAAP earnings per share for 2020 are expected to be between $0.15 and $0.17.  Non-GAAP earnings per share reflect approximately $0.12 per share in planned incremental investment in the Company’s pipeline, an estimated $0.06 per share additional investment in our Asia Pacific and Latin American infrastructure, and approximately $0.05 per share in planned incremental spending related to new product launches.

All numbers are presented on a GAAP basis except where expressly referenced as non-GAAP.  The Company does not provide GAAP income per common share on a forward-looking basis because the Company is unable to predict with reasonable certainty business development and acquisition-related expenses, purchase accounting fair value adjustments, and any unusual gains and losses without unreasonable effort.  These items are uncertain, depend on various factors, and could be material to results computed in accordance with GAAP.

The Company’s financial guidance for 2020 is subject to the risks identified below.

Non-GAAP Financial Measures

This press release contains non-GAAP financial measures.  Investors should consider this non-GAAP information in addition to, and not as a substitute for, financial measures prepared in accordance with U.S. GAAP.  In addition, this non-GAAP financial information may not be the same as similar measures presented by other companies.  The Company’s non-GAAP net income and non-GAAP EBITDA results exclude (as applicable) business development and integration expenses, rebranding expenses, amortization expense, inventory basis step-up expense, loss on foreign currency revaluation, and stock-based compensation expense.  The Company believes that these non-GAAP presentations provide useful information to investors regarding unusual non-operating items; the operating expense structure of the Company’s existing and recently acquired operations, without regard to its on-going efforts to acquire additional complementary products and businesses and the transaction and integration expenses incurred in connection with recently acquired and divested product lines; and the operating expense structure excluding fluctuations resulting from foreign currency revaluation and stock-based compensation expense.  The Company believes it is useful to exclude certain expenses because such amounts in any specific period may not directly correlate to the underlying performance of its business operations or can vary significantly between periods as a result of factors such as acquisitions, or non-cash expense related to amortization of previously acquired tangible and intangible assets.  The Company has excluded the impact of changes in currency exchange from certain revenues to evaluate growth rates on a constant currency basis.  The Company does, however, expect to incur similar types of expenses and currency exchange impacts in the future, and this non-GAAP financial information should not be viewed as a statement or indication that these types of expenses will not recur.

Webcast and Conference Call Information

The Company will hold a teleconference call and live webcast later today, February 13, 2020 at 4:30 p.m. ET to discuss the results followed by a question and answer session.  To listen to the live teleconference, please dial 201-689-8261.  A replay of the teleconference will be available through February 20, 2020 and can be accessed by calling (toll free) 877-660-6853 or 201-612-7415.  The Conference ID for the replay is 13698400.

The live webcast and replay can be accessed by going to the Investor Relations section of the CryoLife website at www.cryolife.com and selecting the heading Webcasts & Presentations.

About CryoLife, Inc.

Headquartered in suburban Atlanta, Georgia, CryoLife is a leader in the manufacturing, processing, and distribution of medical devices and implantable tissues used in cardiac and vascular surgical procedures focused on aortic repair.  CryoLife markets and sells products in more than 100 countries worldwide.  For additional information about CryoLife, visit our website, www.cryolife.com.

Forward Looking Statements

Statements made in this press release that look forward in time or that express management's beliefs, expectations, or hopes are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Such forward-looking statements reflect the views of management at the time such statements are made.  These statements include our revenue and non-GAAP earnings per share guidance, including projected exchange rates, our planned incremental investment in our pipeline and in our Asia Pacific and Latin American infrastructure, and planned incremental spending related to new product launches; and our beliefs regarding the anticipated approval of Evita Open NEO in the first quarter of 2020, that we will continue to increase JOTEC and vascular tissue supply and that the full launches in the EU of three of our next-generation JOTEC products, and NEXUS, and commencement of the PROACT Xa trial position us well to deliver high single digit growth over the next several years.  These forward-looking statements are subject to a number of risks, uncertainties, estimates, and assumptions that may cause actual results to differ materially from current expectations.  These risks and uncertainties include the risk factors detailed in our Securities and Exchange Commission filings, including our Form 10-K for year ended December 31, 2019.  CryoLife does not undertake to update its forward-looking statements, whether as a result of new information, future events, or otherwise.

CRYOLIFE, INC. AND SUBSIDIARIES

Financial Highlights - Unaudited

(In thousands, except per share data)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2019	2018	2019	2018
Revenues:
Products	$50,193	$49,331	$197,246	$187,394
Preservation services	19,504	18,468	78,976	75,447
Total revenues	69,697	67,799	276,222	262,841

Cost of products and preservation services:
Products	14,001	13,606	55,022	53,772
Preservation services	9,144	9,002	38,187	36,085
Total cost of products and preservation services	23,145	22,608	93,209	89,857

Gross margin	46,552	45,191	183,013	172,984

Operating expenses:
General, administrative, and marketing	37,609	35,628	143,011	140,574
Research and development	5,312	6,784	22,960	23,098
Total operating expenses	42,921	42,412	165,971	163,672

Operating income	3,631	2,779	17,042	9,312

Interest expense	3,626	3,925	14,886	15,788
Interest income	(130)	(85)	(738)	(226)
Other (income) expense, net	(1,412)	398	1,250	141

Income (loss) before income taxes	1,547	(1,459)	1,644	(6,391)
Income tax expense (benefit)	2,228	(683)	(76)	(3,551)

Net (loss) income	$(681)	$(776)	$1,720	$(2,840)

(Loss) income per common share:
Basic	$(0.02)	$(0.02)	$0.05	$(0.08)
Diluted	$(0.02)	$(0.02)	$0.05	$(0.08)

Weighted-average common shares outstanding:
Basic	37,274	36,652	37,118	36,412
Diluted	37,274	36,652	37,860	36,412

CRYOLIFE, INC. AND SUBSIDIARIES

Financial Highlights - Unaudited

(In thousands)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2019	2018	2019	2018
Products:
BioGlue	$17,777	$17,975	$68,611	$66,660
JOTEC	16,038	16,672	64,974	63,341
On-X	13,345	11,337	50,096	44,832
CardioGenesis cardiac laser therapy	1,050	1,703	6,016	6,217
PerClot	981	945	3,795	3,767
PhotoFix	1,002	699	3,754	2,577
Total products	50,193	49,331	197,246	187,394

Preservation services:
Cardiac tissue	10,145	9,023	40,879	35,683
Vascular tissue	9,359	9,445	38,097	39,764
Total preservation services	19,504	18,468	78,976	75,447

Total revenues	$69,697	$67,799	$276,222	$262,841

Revenues:
U.S.	$37,005	$36,528	$150,553	$144,651
International	32,692	31,271	125,669	118,190
Total revenues	$69,697	$67,799	$276,222	$262,841

	December 31,	December 31,
	2019	2018
Cash, cash equivalents, and restricted securities	$34,294	$42,236
Total current assets	187,390	179,168
Total assets	605,654	571,091
Total current liabilities	45,195	34,523
Total liabilities	319,958	296,024
Shareholders’ equity	285,696	275,067

CRYOLIFE, INC. AND SUBSIDIARIES

Reconciliation of GAAP to Non-GAAP

Net Income (Loss) and Diluted Income (Loss) Per Common Share - Unaudited

(In thousands, except per share data)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2019	2018	2019	2018
GAAP:
Income (loss) before income taxes	$1,547	$(1,459)	$1,644	$(6,391)
Income tax expense (benefit)	2,228	(683)	(76)	(3,551)
Net (loss) income	$(681)	$(776)	$1,720	$(2,840)

Diluted (loss) income per common share:	$(0.02)	$(0.02)	$0.05	$(0.08)

Reconciliation of income (loss) before income taxes,
GAAP to adjusted net income, non-GAAP
Income (loss) before income taxes, GAAP	$1,547	$(1,459)	$1,644	$(6,391)
Adjustments:
Business development and integration expenses	526	1,399	3,088	8,332
Amortization expense	3,054	2,597	10,850	10,792
Gain on On-X escrow settlement	--	--	--	(2,675)
Inventory basis step-up expense	--	--	--	2,805
Adjusted income before income taxes,
non-GAAP	5,127	2,537	15,582	12,863
Income tax expense calculated at a
pro forma tax rate of 25%	1,282	634	3,896	3,216
Adjusted net income, non-GAAP	$3,845	$1,903	$11,686	$9,647

Reconciliation of diluted (loss) income per common share, GAAP to adjusted diluted income per common share, non-GAAP:
Diluted (loss) income per common share, GAAP:	$(0.02)	$(0.02)	$0.05	$(0.08)
Adjustments:
Business development and integration expenses	0.02	0.04	0.08	0.22
Amortization expense	0.08	0.07	0.28	0.29
Gain on On-X escrow settlement	--	--	--	(0.07)
Inventory basis step-up expense	--	--	--	0.07
Tax effect of non-GAAP adjustments	(0.03)	(0.03)	(0.09)	(0.12)
Effect of 25% pro forma tax rate	0.05	(0.01)	(0.01)	(0.05)
Adjusted diluted income per common share,
non-GAAP:	$0.10	$0.05	$0.31	$0.26

Diluted weighted-average common
shares outstanding	37,914	37,658	37,860	37,437

CRYOLIFE, INC. AND SUBSIDIARIES

Reconciliation of GAAP to Non-GAAP

Revenues - Unaudited

(In thousands, except per share data)

	Three Months Ended			Twelve Months Ended
	December 31,			December 31,
	2019	2018	Growth Rate	2019	2018	Growth Rate
Reconciliation of total revenues, GAAP to
total revenues, non-GAAP:
Total revenues, GAAP	$69,697	$67,799	3%	$276,222	$262,841	5%
Impact of changes in currency exchange	--	(933)		--	(4,708)
Total constant currency revenues, non-GAAP	$69,697	$66,866	4%	$276,222	$258,133	7%

Reconciliation of total revenues, GAAP to
total revenues, non-GAAP:
Total revenues, GAAP	$69,697	$67,799	3%	$276,222	$262,841	5%
Impact of changes in currency exchange	--	(933)		--	(4,708)
Less CardioGenesis cardiac laser therapy	(1,050)	(1,703)		(6,016)	(6,217)
Total constant currency revenues excluding CardioGenesis, non-GAAP	$68,647	$65,163	5%	$270,206	$251,916	7%

Reconciliation of total JOTEC revenues, GAAP, to
total JOTEC revenues, non-GAAP:
Total JOTEC revenues, GAAP	$16,038	$16,672	-4%	$64,974	$63,341	3%
Impact of changes in currency exchange	--	(691)		--	(3,471)
Total constant currency JOTEC revenues, non-GAAP	$16,038	$15,981	0%	$64,974	$59,870	9%

CRYOLIFE, INC. AND SUBSIDIARIES

Reconciliation of GAAP to Non-GAAP

Adjusted EBITDA - Unaudited

(In thousands, except per share data)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2019	2018	2019	2018
Reconciliation of net (loss) income, GAAP to
adjusted EBITDA, non-GAAP:
Net (loss) income, GAAP	$(681)	$(776)	$1,720	$(2,840)
Adjustments:
Depreciation and amortization expense	5,060	4,459	18,317	18,095
Income tax expense (benefit)	2,228	(683)	(76)	(3,551)
Interest income	(130)	(85)	(738)	(226)
Interest expense	3,626	3,925	14,886	15,788
Gain on On-X escrow settlement	--	--	--	(2,675)
Inventory basis step-up expense	--	--	--	2,805
Business development and integration expenses	526	1,399	3,088	8,332
(Gain) loss on foreign currency revaluation	(1,437)	437	1,232	2,578
Stock-based compensation expense	2,218	1,641	8,799	6,326
Adjusted EBITDA, non-GAAP	$11,410	$10,317	$47,228	$44,632